SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  VP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        36,890,287.03    4.761238%     3,087,987.65    145,344.98    3,233,332.63       0.00   1,024.56
                        2A1       116,052,328.70    5.208265%     9,516,855.32    503,692.76   10,020,548.09       0.00       0.00
                        3A1        28,321,691.28    5.426095%       992,354.28    128,063.48    1,120,417.77       0.00       0.00
                        4A1        32,029,210.56    5.697135%     4,416,971.30    150,412.54    4,567,383.85       0.00   1,649.73
Residual                2AR                 0.00    5.208265%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,777,844.38    5.230808%         1,700.63     16,419.10       18,119.73       0.00      48.55
                        B2          1,888,422.87    5.230808%           850.09      8,207.38        9,057.47       0.00      24.27
                        B3            881,796.61    5.230808%           396.95      3,832.43        4,229.37       0.00      11.33
                        B4            755,968.33    5.230808%           340.31      3,285.56        3,625.86       0.00       9.71
                        B5            503,313.13    5.230808%           226.57      2,187.48        2,414.05       0.00       6.47
                        B6            630,456.62    5.230808%           283.81      2,740.06        3,023.87       0.00       8.10
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        221,731,319.50     -           18,017,966.90    964,185.78   18,982,152.68     -        2,782.72
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        33,802,299.38          1,024.56
                                2A1       106,535,473.40              0.00
                                3A1        27,329,337.00              0.00
                                4A1        27,612,239.26          1,649.73
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,776,143.75             48.55
                                B2          1,887,572.78             24.27
                                B3            881,399.66             11.33
                                B4            755,628.03              9.71
                                B5            503,086.56              6.47
                                B6            630,172.81              8.10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        203,713,352.63          2,782.72
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    36,890,287.03     4.761238% 32051D6M9    69.453851      3.269044    760.268536
                           2A1   116,052,328.70     5.208265% 32051D6N7    73.970179      3.914974    828.051683
                           3A1    28,321,691.28     5.426095% 32051D6Q0    29.334426      3.785612    807.867126
                           4A1    32,029,210.56     5.697135% 32051D6R8   119.964456      4.085188    749.945389
Residual                   2AR             0.00     5.208265% 32051D6P2     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,777,844.38     5.230808% 32051D6S6     0.449544      4.340233    998.187616
                           B2      1,888,422.87     5.230808% 32051D6T4     0.449544      4.340233    998.187616
                           B3        881,796.61     5.230808% 32051D6U1     0.449544      4.340233    998.187616
                           B4        755,968.33     5.230808% 32051D6V9     0.449544      4.340233    998.187616
                           B5        503,313.13     5.230808% 32051D6W7     0.449544      4.340233    998.187616
                           B6        630,456.62     5.230808% 32051D6X5     0.449544      4.340233    998.187616
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     221,731,319.50       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        35,341,219.96   110,985,455.44    28,499,809.13
Loan count                     72              222               51
Avg loan rate           5.017238%        5.460265%        5.684095%
Prepay amount        3,074,189.23     9,457,727.28       978,991.92

                                           Total
                                           -----
Prin balance        28,886,868.83   203,713,353.36
Loan count                     51              396
Avg loan rate           5.956135%             5.49
Prepay amount        4,406,882.56    17,917,790.99

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         4,816.53        18,235.42         5,622.38
Sub servicer fees            0.00             0.00             0.00
Trustee fees               192.15           602.52           147.46


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         2,327.50             0.00

                                           Total
                                           -----
Master serv fees         4,257.39        32,931.72
Sub servicer fees            0.00             0.00
Trustee fees               166.52         1,108.66


Agg advances                  N/A              N/A
Adv this period          2,367.62         4,695.12

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.196231%           100.000000%            213,293,517.57
   -----------------------------------------------------------------------------
   Junior            3.803769%             0.000000%              8,434,003.59
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                 1,015,600.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                 1,015,600.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,982,152.68         18,982,152.68
Principal remittance amount           18,017,966.90         18,017,966.90
Interest remittance amount               964,185.78            964,185.78